UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 20, 2007

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition
On November 20, 2007, Pacific Sunwear of California, Inc. (NASDAQ:PSUN) (the “Company”) announced financial results for the third quarter of fiscal 2007 ended November 3, 2007. The full text of the press release is furnished as Exhibit 99.1 to this report. A reconciliation of certain GAAP measures to non-GAAP disclosures contained in the Company’s press release and quarterly earnings conference call is furnished as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          99.1 Press Release issued by the Company on November 20, 2007
          99.2 Reconciliation of GAAP to non-GAAP disclosures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 20, 2007

PACIFIC SUNWEAR OF CALIFORNIA, INC.
/s/ SALLY FRAME KASAKS
Sally Frame Kasaks
Chief Executive Officer

EXHIBIT INDEX

Exhibit Nubmer	Description
99.1	Press Release issued by the Company on November 20, 2007

99.2	Reconciliation of GAAP to non-GAAP disclosures